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                           WASHINGTON MUTUAL BANK, FA
                      National Commercial Operations Center
                          555 Dividend Drive, Suite 150
                                Mailstop 3545PMTX
                              Coppell, Texas 75019


                                                     As of December 19, 2003



RD Woonsocket Associates Limited Partnership
RD Bloomfield Associates Limited Partnership
c/o Acadia Realty Trust
20 Soundview Marketplace
Port Washington, New York 11050

Attention:        Robert Masters, Esq.

                             Re: $26,000,000.00 loan (the "Loan") to RD
                                 Woonsocket Associates Limited Partnership and RD Bloomfield Associates Limited Partnership

Dear Sir/Madam:

                  Washington Mutual Bank, FA, as successor by merger to The Dime Savings Bank of New York, FSB ("Administrative Agent") is Administrative Agent under that certain Term Loan Agreement dated as of December 21, 2001 (the "Term Loan Agreement") between you, Washington Mutual Bank, FA (successor by merger to The Dime Savings Bank of New York, FSB) ("WaMu"), and Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Term Loan Agreement.

                  Subject to the satisfaction of the conditions hereinafter set forth, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (i) the fifth sentence of Section 2.04 of the Term Loan Agreement is hereby amended in its entirety to read "Each Advance made pursuant to this Agreement shall be in an amount at least equal to $4,400,000 unless the 'Remediation Evidence' referred to in the immediately succeeding paragraph has been received prior to the making of the Advance in which case the Advance shall be $5,000,000; in the event the Advance is $4,400,000 and thereafter on or before June 30, 2004, the Remediation Evidence is received, Borrower shall be entitled to an additional Advance of $600,000 on or before December 21, 2004",
(ii) the sixth sentence of Section 2.04 of the Term Loan Agreement is hereby amended in its entirety to read "All Advances made pursuant to this Agreement must be made after the date hereof and prior to December 21, 2004" and (iii) the second sentence of the second paragraph of Section 2.04 is hereby amended by deleting the phrase "the first anniversary hereof" and inserting "June 30, 2004".

                  The foregoing is subject to Administrative Agent's receipt of an extension fee of $7,500 (the "Extension Fee").

                  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

                  Except as modified as set forth above, the Loan Documents shall remain unchanged and in full force and effect.

                  If the foregoing is acceptable to you, please so indicate by signing the enclosed copy of this letter and returning same to Administrative Agent, together with the Extension Fee, whereupon the date upon which Advances must be made shall be extended as provided herein. Your execution of the enclosed letter shall constitute your representation, covenant and warranty that
(i) the outstanding principal balance of the Loan as of the date hereof is $20,082,673.89, (ii) there exist no offsets, counterclaims, defenses or causes of action with respect to your obligations for the payment of the Notes as extended in accordance herein, and (iii) except as set forth herein, the Term Loan Agreement remains unmodified and in full force and effect.

                  This letter agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this letter agreement by signing any such counterpart.


                  [Remainder of page intentionally left blank]



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                                 Very truly yours,

                                 WASHINGTON MUTUAL BANK, F.A. (successor by merger to The Dime Savings Bank of New York,
                                 FSB), as Administrative Agent


                                 By
                                     -------------------------------------
                                     Name:  Carmela Paulich
                                     Title:    Vice President

Accepted and agreed to as of the
_____ day of December, 2003.

RD WOONSOCKET ASSOCIATES LIMITED
PARTNERSHIP, a Delaware limited
partnership

By:  Acadia Property Holdings, LLC, its general partner

     By:  Acadia Realty Limited Partnership, its sole member

          By:  Acadia Realty Trust, a Maryland real
               estate investment trust, its general
               partner


               By
                    -------------------------------------
                    Name:
                    Title:


RD BLOOMFIELD ASSOCIATES LIMITED
PARTNERSHIP, a Delaware limited partnership

By:  Acadia Property Holdings, LLC, its general partner

     By:  Acadia Realty Limited Partnership, its sole member

          By:  Acadia Realty Trust, a Maryland real
               estate investment trust, its general
               partner


               By
                    -------------------------------------
                    Name:
                    Title:







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                  The undersigned joins in the execution hereof for the purpose of (i) consenting to the extension of the date by which all Advances must be made to December 21, 2004 and (ii) reaffirming its obligations under the Loan Agreement.






                                ACADIA REALTY LIMITED PARTNERSHIP

                                By: Acadia Realty Trust, a Maryland real estate investment trust, its general partner


                                     By
                                         ---------------------------------------
                                          Name:
                                          Title: